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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event

                           Reported): April 28, 2004

              CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of April 1, 2004, providing for the issuance of the CWMBS, INC., CHL Mortgage Pass-Through Trust 2004-6, Mortgage Pass-Through Certificates, Series 2004-6).


                                  CWMBS, INC.
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            (Exact name of registrant as specified in its charter)


           Delaware                   333-109248            95-4449516
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  (State of Other Jurisdiction       (Commission          (I.R.S. Employer
       of Incorporation)             File Number)        Identification No.)

                      4500 Park Granada
                    Calabasas, California                       91302
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                    (Address of Principal                     (Zip Code)
                      Executive Offices)

       Registrant's telephone number, including area code (818) 225-3240
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Item 5.   Other Events.
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Filing of Computational Materials
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     In connection with the offering of the Mortgage Pass-Through Certificates, Series 2004-6, DEUTSCHE BANK SECURITIES INC. ("DEUTSCHE BANK "), as the Underwriter of the Underwritten Certificates, has prepared certain materials (the "DEUTSCHE BANK Computational Materials") for distribution to its potential investors. Although the Company provided DEUTSCHE BANK with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the DEUTSCHE BANK Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The DEUTSCHE BANK Computational Materials, listed as Exhibit 99.1 hereto, are filed on Form SE dated April 28, 2004.

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* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated April 23, 2004 and the prospectus supplement dated April 26, 2004, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2004-6.

Item 7.   Financial Statements, Pro Forma Financial
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          Information and Exhibits.
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(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits:

  99.1    DEUTSCHE BANK  Computational Materials filed on Form SE dated
          April 28, 2004

                                   Signature

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      CWMBS, INC.




                                                      By: /s/ Darren Bigby
                                                         -------------------
                                                      Darren Bigby
                                                      Vice President

Dated:  April 28, 2004

                                 Exhibit Index
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Exhibit                                                                 Page
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99.1      DEUTSCHE BANK  Computational Materials filed on Form SE
          dated April 28, 2004.                                          6

                                 EXHIBIT 99.1

 DEUTSCHE BANK Computational Materials filed on Form SE dated April 28, 2004.



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